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                                                                  EXHIBIT 10.3.1

                             AMENDMENT NO. 1 TO THE
                               LOGISTICS.COM, INC.
                          2001 EQUITY COMPENSATION PLAN

         WHEREAS, on January 2, 2003, Logistics.com, Inc. changed its name to LGO Corporation;

         WHEREAS, LGO Corporation (the "Company") maintains the Logistics.com, Inc. 2001 Equity Compensation Plan (the "Plan") for the benefit of its and its parents and subsidiaries eligible employees, certain advisors and consultants who perform services for the Company and its parents and subsidiaries, and non-employee members of the Company's Board of Directors;

         WHEREAS, the Company's Board of Directors (the "Board") desires to change the name of the Plan, and all references in the Plan, to reflect the change in the name of the Company;

         WHEREAS, the Board also desires to amend the Plan to provide that the Internet Capital Group, Inc. Board of Directors will have authority to take all actions that the Board has under the Plan; and

         WHEREAS, Section 17(a) of the Plan provides that the Board may amend the Plan at any time.

         NOW, THEREFORE, in accordance with the foregoing, effective January 23, 2003, the Plan shall be amended as follows:

         1. The Plan shall be renamed as the LGO Corporation 2001 Equity Compensation Plan.

         2. Except as provided in item 3 below, all references in the Plan to "Logistics.com, Inc." shall be changed to "LGO Corporation".

         3. All references in the Plan to the "Logistics.com, Inc. Board of Directors" shall be changed to the "Internet Capital Group, Inc. Board of Directors".

         IN WITNESS WHEREOF, and as evidence of the adoption of Amendment No. 1 set forth herein, the Board has caused this Amendment to be executed this 23rd day of January, 2003.

                                             LGO CORPORATION

                                             BY: /s/ R. Kirk Morgan
                                                 ------------------
                                             NAME:  R. Kirk Morgan
                                             TITLE: Vice President